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                                                                     EXHIBIT 4.3




                                 WEBRIDGE, INC.

                           SECOND AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

                                DECEMBER 22, 1999



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


                                TABLE OF CONTENTS


                                                                                    Page
                                                                                    ----
1.      Registration Rights...........................................................1
        1.1     Definitions...........................................................1
        1.2     Request for Registration..............................................3
        1.3     Company Registration..................................................5
        1.4     Obligations of the Company............................................5
        1.5     Furnish Information...................................................6
        1.6     Expenses of Demand Registration.......................................6
        1.7     Expenses of Company Registration......................................7
        1.8     Underwriting Requirements.............................................7
        1.9     Delay of Registration.................................................8
        1.11    Reports Under Securities Exchange Act of 1934.........................9
        1.12    Form S-3 Registration.................................................10
        1.13    Assignment of Registration Rights....................................11
        1.14    "Market Stand-Off" Agreement..........................................11
        1.15    Termination of Registration Rights...................................12

2.      Covenants of the Company.....................................................12
        2.1     Delivery of Financial Statements.....................................12
        2.2     Inspection...........................................................13
        2.3     Confidentiality, Assignment and Termination of Covenants.............13
        2.4     Right of First Offer.................................................14
        2.5     Board of Directors...................................................15
        2.6     Section 1202 Compliance..............................................16
        2.7     Indemnification Agreements...........................................16
        2.8     Assignments of Rights of First Refusal...............................16

3.      Miscellaneous................................................................17
        3.1     Successors and Assigns...............................................17
        3.2     Governing Law........................................................17
        3.3     Counterparts.........................................................17
        3.4     Titles and Subtitles.................................................17
        3.5     Notices..............................................................17
        3.6     Expenses.............................................................18
        3.7     Amendments and Waivers...............................................18
        3.8     Severability.........................................................18
        3.9     Aggregation of Stock.................................................18
        3.10    Prior Agreement Superseded...........................................18


Schedule A     Schedule of Investors and Founders


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                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


       THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of December 22, 1999, by and among Webridge, Inc., a Delaware corporation (the "Company"), and the investors and the founders of the Company listed on Schedule A hereto (the "Investors" and the "Founders," respectively).


                                    RECITALS


       WHEREAS, the Company and certain Investors are parties to the Series A Preferred Stock Purchase Agreement dated as of August 25, 1997 (the "Series A Agreement");

       WHEREAS, the Company and certain Investors are parties to the Series B Preferred Stock Purchase Agreement dated as of December 24, 1998 (the "Series B Agreement");

       WHEREAS, the Company and certain Investors are parties to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement");

       WHEREAS, the Company, certain Investors and the Founders are parties to an Investors' Rights Agreement dated as of August 25, 1997 that was amended by the Amended and Restated Investors' Rights Agreement dated as of December 24, 1998 (the "Prior Agreement"); and

       WHEREAS, in order to induce the Company to enter into the Series C Agreement and to induce the Investors to invest funds in the Company pursuant to the Series C Agreement, the Investors, the Founders and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Founders to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein and shall supersede the Prior Agreement;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Registration Rights. The Company covenants and agrees as follows:

                  1.1      Definitions. For purposes of this Agreement:

                           (a) The term "Act" means the Securities Act of 1933,
as amended.

                           (b) The term "Form S-3" means such form under the Act
as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.


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                           (c) The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                           (d) The term "1934 Act" means the Securities Exchange
Act of 1934, as amended.

                           (e) The term "Preferred Stock" means the Series A
Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock of the Company.

                           (f) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                           (g) The term "Registrable Securities" means (i) the
Common Stock issuable or issued upon conversion of the Preferred Stock (whether currently issued or hereafter acquired), (ii) for purposes of Section 1.3 (and other portions of this Section 1, to the extent they relate to rights or registration under Section 1.3), the term "Registrable Securities" shall also include shares of Common Stock of the Company held by Founders (other than shares described in clauses (i) and (iii) of this subsection 1.1(g)) eligible for registration pursuant to subsection 1.3(b), and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) and (ii) above; provided, however, that the term "Registrable Securities" shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                           (h) The number of shares of "Registrable Securities
then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                           (i) The term "SEC" shall mean the Securities and
Exchange Commission.


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                  1.2      Request for Registration.

                           (a) If the Company shall receive at any time after
the earlier of (i) August 25, 2000 or (ii) twelve (12) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from either (x) the Holders of a majority of the Registrable Securities then outstanding or (y) in the case of a request made after a registration requested pursuant to this Section 1.2 has already been declared effective or such registration has been terminated and the foregoing demand right has been forfeited pursuant to Section 1.6, the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding, that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding and having an aggregate offering price, net of underwriting discounts and commissions, of at least $7,500,000, then the Company shall:

                                    (i) within ten (10) days of the receipt
thereof, give written notice of such request to all Holders; and

                                    (ii) effect as soon as practicable, and in
any event within one hundred twenty (120) days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

                           (b) If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders electing to include shares in the offering, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities



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to be included in such underwriting shall not be reduced unless all other securities, including securities of the Founders under subsection 1.2(e) below, are first entirely excluded from the underwriting.

                           (c) Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer (or, if there is no Chief Executive Officer, the President) of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty
(120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                           (d) In addition, the Company shall not be obligated
to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                                    (i) After the Company has effected two
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                                    (ii) During the period starting with the
date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to be effective; or

                                    (iii) If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                           (e) In connection with a registration under this
Section 1.2, the Founders shall be entitled to include any of their shares of Common Stock in any registration by the Company under this subsection 1.2, provided that (A) such persons rights under this Section 1.2 shall be subordinate to the rights of the Investors, (B) such persons who request inclusion of their securities in such registration shall continue to serve as employees of the Company on the effective date of such registration, and (C) such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement.


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         1.3      Company Registration.


                  (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company pursuant to Section 1.2 on behalf of Initiating Holders and including registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, include in the registration statement all of the Registrable Securities that each such Holder has requested to be registered.

                  (b) Upon any sale by the Company of shares of its Common Stock to the public in a firmly underwritten public offering solely for cash, the Founders shall be entitled to include any of their shares of Common Stock in any registration by the Company under this subsection 1.3, if (A) such persons who choose to include any of the securities in such registration shall continue to serve as employees of the Company on the effective date of such registration statement, and (B) such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder (except as specifically set forth in Section 1.8 below) in accordance with all applicable provisions of this Agreement.

         1.4      Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.


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                  (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

         1.5      Furnish Information.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

         1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions for any selling Holder (if other than counsel to the Company) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and one special counsel for the Selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun


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


pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

         1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and one special counsel to the Selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities of selling stockholders are first entirely excluded from the underwriting). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership or corporation, the affiliated partnerships, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.



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         1.9      Delay of Registration. No Holder shall have any right to
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10     Indemnification.

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending


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any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

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                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

         1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders


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

pursuant to this Section 1.12; (5) if the Company has already effected a total of six (6) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.


                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities and fees and expenses of counsel for any selling Holder (if other than counsel to the Company), shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

         1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who (i) either acquires all of the Registrable Securities previously held by such Holder or, after such assignment or transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), the Holder retaining such registration rights with respect to the balance of such Holder's shares, (ii) is a partnership or partner that is affiliated with the transferring Holder that is also a partnership, (iii) a corporation that is a majority-owned subsidiary of the transferring Holder or controls, is controlled by or is under common control with the transferring Holder, (iv) is a limited liability company or member or former member affiliated with the Holder that is a limited liability company, or (v) is a party who controls, is controlled by or is under common control with the transferring Holder; provided (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

         1.14 "Market Stand-Off" Agreement. Each Investor and Founder hereby agrees that, during the period of duration (not to exceed one hundred eighty
(180) days)
specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of the registration statement for an initial public offering of the Company's securities filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period, except common stock included in such registration; provided, however, that all officers, directors and greater than five percent (5%) stockholders of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Investor and Founder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 gross proceeds to the Company (before deducting underwriters' discounts, commissions and expenses) or (ii) as to any Holder, such time at which all Registrable Securities held by such Holder can be sold in any three-month period without registration in compliance with Rule 144 of the Act.

      2. Covenants of the Company.

         2.1 Delivery of Financial Statements. The Company shall deliver to each Investor that holds at least 500,000 shares (as adjusted for subsequent stock splits, stock dividends, combinations and other recapitalizations) of Preferred Stock (or Common Stock issued upon conversion thereof) of the Company:

                  (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such fiscal year, and a statement of cash flows for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                  (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement for such quarter, statement of cash flows for such quarter and an unaudited balance sheet as of the end of such quarter;

                  (c) within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and a balance sheet for and as of the end of such month, in reasonable detail;

                  (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and income statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                  (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

                  (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection
(f) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

         2.2 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

         2.3      Confidentiality, Assignment and Termination of Covenants.

                  (a) Each Investor receiving information under the covenants set forth in Section 2.1 and Section 2.2 hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; provided, however, that notwithstanding the foregoing, the Investors may include summary financial information concerning the Company and general statements concerning the nature and progress of the Company's business in their reports to their limited partners.

                  (b) The covenants set forth in Section 2.1, Section 2.2 and
Section 2.7 shall terminate as to Investors and be of no further force or effect
(i) when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 in gross proceeds to the Company (before deducting underwriters' discounts, commissions and expenses) or (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

         2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first offer to purchase its Pro Rata Share (as hereinafter defined) (in whole or in part) with respect to future sales by the Company of its Shares (as hereinafter defined). Each Investor shall be entitled to assign or apportion the right of first offer hereby granted it among itself and its partners and affiliates (including in the case of a venture capital fund other venture capital funds affiliated with such fund) in such proportions as it deems appropriate. For purposes of this Section 2.4, a Investor's "Pro Rata Share" of Shares shall mean that number of Shares that equals the proportion that (x) the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Investor bears to (y) the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

    Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                  (a) The Company shall deliver a notice by confirmed facsimile transmission, certified mail or a nationally recognized overnight courier service ("Notice") to each of the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and a summary of the terms, if any, upon which it proposes to offer such Shares.

                  (b) By written notification received by the Company within ten
(10) calendar days after receipt of the Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to its Pro Rata Share of such Shares.

                  (c) If all Shares that the Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the sixty (60)-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                  (d) The right of first offer in this Section 2.4 shall not be applicable (i) to shares of Common Stock issuable or issued to employees, consultants, or directors of the Company directly or pursuant to a stock option plan, stock incentive or restricted stock plan approved by the Board of Directors, (ii) to shares of Common Stock issued or issuable in a firm commitment underwritten public offering in connection with which all outstanding shares of Preferred Stock will be automatically converted to Common Stock, (iii) to shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock or as a dividend or distribution on the shares of Preferred Stock, (iv) to securities issued or issuable to banks or equipment lessors, provided such issuances are for other than primarily equity financing purposes, and (v) to shares of Series C Preferred Stock issued pursuant to the Series C Agreement.

                  (e) The rights provided in this Section 2.4 shall terminate as to all Investors and be of no further force or effect (i) when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 in gross proceeds to the Company (before deducting underwriters' discounts, commissions and expenses) or (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

         2.5      Board of Directors.

                  (a) With respect to those two (2) members of the Company's Board of Directors that the Certificate of Incorporation provides are to be elected by the holders of Series A Preferred Stock (the "Series A Board Members"), the Investors hereby agree to vote all of their shares of Preferred Stock now owned or hereafter acquired in favor of the election of one designee of each of Sevin Rosen Fund V L.P. ("Sevin Rosen") and Olympic Venture Partners ("Olympic"), and with respect to the one member of the Company's Board of Directors that the Certificate of Incorporation provides is to be elected by the holders of the Series B Preferred Stock (the "Series B Board Member"), the Investors hereby agree to vote all of their shares of Preferred Stock now owned or hereafter acquired in favor of the election of the designee of Manchester Bridge Principal LP (Olympic, Sevin Rosen and Manchester Bridge Principal LP collectively, the "Venture Investors").

                  (b) With respect to those two (2) members of the Company's Board of Directors that the Certificate of Incorporation provides are to be elected by the holders of Common Stock (the "Common Board Members"), the Founders and the Investors hereby agree to vote all of their shares of Common Stock now owned or hereafter acquired in favor of the election of (1) the Chief Executive Officer of the Company (or, if there is no Chief Executive Officer of the Company, the President), and (2) a person designated by the holders of at least a majority of the Common Stock.

                  (c) With respect to the remaining members of the Company's Board of Directors that the Certificate of Incorporation provides are to be elected by the holders of Common Stock and Preferred Stock (voting together as a single class and on an as-converted basis) (the "Combined Board Members"), the Founders and the Investors hereby agree to vote all of their shares of Common Stock and Preferred Stock now owned or hereafter acquired in favor of the election of only such persons as shall be acceptable to at least five (5) of the other members of the Board of Directors.

                  (d) As long as Meritech Capital Partners ("Meritech") holds at least 575,000 shares of Series C Preferred Stock of the Company, the Company will permit a mutually acceptable representative of Meritech to attend all meetings of the Company's Board of Directors (the "Board") and all committees thereof (whether in person, telephonic or other) in a non-voting, observer capacity and shall provide to Meritech, concurrently with the members of the Board, and in the same manner, notice of such meeting and a copy of all materials provided to such members. The confidentiality provisions of Section
2.3 of this Agreement shall apply to all information obtained by Meritech as a result of its rights under this section.

                  (e) This Section 2.5 shall terminate in its entirety and be of no further force or effect upon the earlier to occur of (i) the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated, the public offering price of which was not less than $7.60 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), and $30,000,000 in gross proceeds to the Company (before deducting underwriting discounts, commissions and expenses), or (ii) the date upon which the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act.

         2.6      Section 1202 Compliance. The Company shall:

                  (a) use its best efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulations promulgated thereunder; and

                  (b) unless otherwise unanimously approved by the Board of Directors, use its best efforts to not take any action that would cause the Preferred Stock (or the Common Stock issuable upon conversion thereof) to lose its status as "qualified small business stock" within the meaning of the Code.

     For purposes of the foregoing, any valuation or other determination made by the Company's Board of Directors in good faith or for which there was, at the time made, a reasonable basis in law or fact shall be conclusive.

         2.7 Indemnification Agreements. The Company shall enter into Indemnification Agreements with the directors and executive officers of the Company on or promptly as possible after the date hereof.

         2.8 Assignments of Rights of First Refusal. So long as shares of Preferred Stock are outstanding, the Company agrees that, as a condition to issuing any shares of Common Stock to any employee or director of the Company under the Company's 1996 Stock Incentive Plan, or any successor or subsequent stock option or stock purchase plan adopted by the Company (each a "Plan"), such employee or director shall be required to enter into an agreement with the Company that shall provide the Company, or any assignee or assignees of the Company, with a right of first refusal to purchase any shares that such employee or director proposes to sell or transfer to a person other than the Company. The Company further covenants and agrees that, in the event (i) an employee or director proposes to sell or transfer such shares to a person other than the Company, (ii) the Company has not sold shares of the Company's capital stock in an offering registered under the Act and (iii) the Company has determined not to elect to exercise its right of first refusal to purchase all of the shares that are proposed to be sold or transferred by such employee or director (such balance of the shares not elected to be purchased by the Company being the "Available Shares"), then the Company agrees that it shall assign its right of first refusal to purchase the Available Shares to the Investors by notice to the Investors made at least seven (7) business days prior to the expiration of the Company's right of first refusal, and each Investor shall thereafter have the right to elect to exercise such right of first refusal to purchase its proportionate share of the Available Shares based on the number of shares of Registrable Securities then held by such Investor bears to the aggregate number of shares of Registrable Securities then held by all Investors (excluding the Founders). The exercise of such right of first refusal by the Investors shall be made subject to and in compliance with the terms applicable to the right of first refusal in favor of the Company as set forth in the applicable agreements used under the Plan.

         3.       Miscellaneous.

                  3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

                  3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service or upon deposit with the United

States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities then outstanding (excluding the shares held by the Founders); provided, however, that in the event such amendment or waiver adversely affects the rights and/or obligations of the Founders under Section 1 of this Agreement in a different manner than the other Holders, such amendment or waiver shall also require the written consent of holders of at least a majority of the Common Stock (assuming the conversion of all outstanding shares of Preferred Stock) then held by the Founders then employed by the Company.

                  3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

                  3.9 Aggregation of Stock. All shares of Registrable Securities of the Company held or acquired by a stockholder and its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any stockholder that (i) is a partnership or corporation shall be deemed to include shares held by affiliated partnerships or the partners, retired partners and stockholders of such holder or members of the "immediate family" (as defined below) of any such partners, retired partners and stockholders, and any custodian or trustee for the benefit of any of the foregoing persons and (ii) is an individual shall be deemed to include shares held by any members of the stockholder's immediate family ("immediate family" shall include any spouse, father, mother, brother, sister, lineal descendant of spouse or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.

                  3.10 Prior Agreement Superseded. This Agreement is the entire understanding of the parties about its subject matter. This Agreement supersedes all prior or contemporaneous agreements, including without limitation the Prior Agreement, regarding the subject matter of this Agreement, and all such prior or contemporaneous agreements are terminated and of no further force or effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       THE COMPANY:

                                       WEBRIDGE, INC.


                                       By:
                                          -------------------------------------
                                                   Gary N. Fielland
                                                   Chief Executive Officer

                             Address:  225 SW Broadway, Suite 400
                                       Portland, OR  97205





                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  INVESTORS:

                                  MERITECH CAPITAL PARTNERS L.P.

                                  By:    Meritech Capital Associates L.L.C.
                                         its General Partner

                                  By:    Meritech Management Associates L.L.C.
                                         a managing member

                                  By:
                                     -------------------------------------------
                                         Michael B. Gordon, a managing member



                                  MERITECH CAPITAL AFFILIATES L.P.

                                  By:    Meritech Capital Associates L.L.C.
                                         its General Partner

                                  By:    Meritech Management Associates L.L.C.
                                         a managing member

                                  By:
                                     -------------------------------------------
                                         Michael B. Gordon, a managing member

                   Address:       90 Middlefield Road, Suite 201
                                  Menlo Park, CA  94025



                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            INTEL CORPORATION


                                            By:
                                               ---------------------------------
                                                   (signature)
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                             Address:       2200 Mission College Blvd.
                                            Santa Clara, California 95052




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            MANCHESTER BRIDGE PRINCIPAL LP

                                            By:    Manchester Principal LLC, its
                                                   General Partner

                                            By:
                                               ---------------------------------
                                                   (signature)
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                             Address:       411 Theodore Fremd Avenue
                                            Rye, New York 10580





                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         SEVIN ROSEN FUND V L.P.

                                         By:    SRB Associates V L.P.
                                                Its General Partner


                                         By:
                                            ---------------------------------
                                                (signature)

                                         Name:
                                              -------------------------------
                                         Title: General Partner

                                         SEVIN ROSEN V AFFILIATES FUND L.P.

                                         By:    SRB Associates V L.P.
                                                Its General Partner


                                         By:
                                            ---------------------------------
                                                (signature)

                                         Name:
                                              -------------------------------
                                         Title: General Partner


                                         SEVIN ROSEN BAYLESS MANAGEMENT COMPANY


                                         By:
                                            ---------------------------------
                                                (signature)

                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------


                             Address:    c/o The Sevin Rosen Funds
                                         13455 Noel Road, Suite 1670
                                         Dallas, Texas  75240



                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         OLYMPIC VENTURE PARTNERS IV, L.P.
                                         By:    OVMC IV, L.L.C., General Partner

                                         By:
                                            ---------------------------------
                                                (signature)

                                         Name:
                                              -------------------------------
                                         Title: Member

                             Address:    2420 Carillon Point
                                         Kirkland, Washington  98033


                                         OVP IV ENTREPRENEURS FUND, L.P.
                                         By:    OVMC IV, L.L.C., General Partner



                                         By:
                                            ---------------------------------
                                                (signature)

                                         Name:
                                              -------------------------------
                                         Title: Member

                             Address:    2420 Carillon Point
                                         Kirkland, Washington  98033



                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              WORLDVIEW TECHNOLOGY PARTNERS I, L.P.
                              By: Worldview Capital I, L.P., its General Partner
                              By: Worldview Equity I, L.L.C., its General
                              Partner


                              By:
                                 -----------------------------------------------
                                     Mike Orsak, General Partner

                              WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.
                              By: Worldview Capital I, L.P., its General Partner
                              By: Worldview Equity I, L.L.C., its General
                              Partner


                              By:
                                 -----------------------------------------------
                                     Mike Orsak, General Partner

                              WORLDVIEW STRATEGIC PARTNERS I, L.P.
                              By: Worldview Capital I, L.P., its General Partner
                              By: Worldview Equity I, L.L.C., its General
                              Partner


                              By:
                                 -----------------------------------------------
                                     Mike Orsak, General Partner

                      Address:       435 Tasso Street, Suite 120
                                     Palo Alto, CA  94301




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            KAUFMAN FAMILY LLC


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                             Address: 660 Madison Avenue, 15th Floor New York, NY 10021




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Gary N. Fielland

                             Address:       11255 NW Ridge Road
                                            Portland, Oregon  97229




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Lary L. Evans

                             Address:       508 Newhall CV
                                            Austin, Texas  78746




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                               INDIVIDUAL INVESTOR:



                               -------------------------------------------------
                               William W. Lattin, as Trustee for The William and June Lattin Revocable Living Trust

                    Address:   The William and June Lattin Revocable
                               Living Trust
                               10911 NW Quarry Road
                               Portland, Oregon  97231




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            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Gregory Darmohray

                             Address:       8350 NW Ash
                                            Portland, OR  97229



                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


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                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            Marcia Hooper

                             Address:       4 Claybrook Road
                                            Dover, MA  02030




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            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            INDIVIDUAL INVESTOR:



                                            ------------------------------------
                                            C. Scott Gibson

                             Address:       1900 Twin Points Road
                                            Lake Oswego, Oregon  97034



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            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


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                                            FOUNDER:



                                            ------------------------------------
                                            Gary N. Fielland

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




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            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            FOUNDER:



                                            ------------------------------------
                                            Mark S. Anastas

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            FOUNDER:



                                            ------------------------------------
                                            Gary M. Raetz

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205



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            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


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                                            FOUNDER:



                                            ------------------------------------
                                            Arun Garg

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Jon F. Jackson

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            FOUNDER:



                                            ------------------------------------
                                            Jeffrey J. Berkowitz

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            FOUNDER:



                                            ------------------------------------
                                            Joseph A. Hull

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            FOUNDER:



                                            ------------------------------------
                                            Gary A. Whitney

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205



                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Steven "Shap" Shapiro

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Peter J. Bray

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

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                                            FOUNDER:



                                            ------------------------------------
                                            Laura M. Freeman

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205



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         SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


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                                            FOUNDER:



                                            ------------------------------------
                                            Satish M. Doshi

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Steve P. Paquin

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
         SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Phillip E. Hochstetler

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Robert D. Beck

                             Address:       c/o Webridge, Inc.
                                            225 SW Broadway, Suite 400
                                            Portland, OR  97205



                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                            FOUNDER:



                                            ------------------------------------
                                            Sylvia Giroux

                             Address:       6123 SW Frances
                                            Hillsboro, OR  97124




                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A
                       SCHEDULE OF INVESTORS AND FOUNDERS

INVESTORS
---------
MERITECH CAPITAL PARTNERS
90 Middlefield Road, Suite 201
Menlo Park, CA  94025

INTEL CORPORATION
2200 Mission College Blvd.
Santa Clara, CA  95052

MANCHESTER BRIDGE PRINCIPAL LP
411 Theodore Fremd Avenue
Rye, New York 10580

SEVIN ROSEN FUND V L.P.
SEVIN ROSEN V AFFILIATES FUND L.P.
SEVIN ROSEN BAYLESS MANAGEMENT COMPANY
13455 Noel Road, Suite 1670
Dallas, Texas 75240

OLYMPIC VENTURE PARTNERS IV, L.P.
OVP IV ENTREPRENEURS FUND, L.P.
2420 Carillon Point
Kirkland, Washington 98033

GARY N. FIELLAND
11255 NW Ridge Road
Portland, Oregon 97229

C. SCOTT GIBSON
1900 Twin Points Road
Lake Oswego, Oregon 97034

WILLIAM W. LATTIN
The William and June Lattin Revocable Living Trust
10911 NW Quarry Road
Portland, Oregon 97231

LARY EVANS
508 Newhall CV


                        SIGNATURE PAGE TO WEBRIDGE, INC.
            SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Austin, Texas 78746

WORLDVIEW TECHNOLOGY PARTNERS I, L.P.
WORLDVIEW TECHNOLOGY INTERNATIONAL I, L.P.
WORLDVIEW STRATEGIC PARTNERS I, L.P.
435 Tasso Street
Suite 120
Palo Alto, CA  94301

KAUFMAN FAMILY LLC
660 Madison Avenue, 15th Floor
New York, NY  10021

GREGORY DARMOHRAY
8350 NW Ash
Portland, OR  97229

MARCIA HOOPER
4 Claybrook Road
Dover, MA  02030

FOUNDERS
--------

MARK S. ANASTAS
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

ROBERT D. BECK
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

JEFFREY J. BERKOWITZ
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

PETER J. BRAY
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

SATISH M. DOSHI
c/o Webridge, Inc.

225 SW Broadway, Suite 400
Portland, OR  97205

GARY N. FIELLAND
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

LAURA M. FREEMAN
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

ARUN GARG
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

PHILLIP E. HOCHSTETLER
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

JOSEPH A. HULL
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

JON F. JACKSON
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

STEVE P. PAQUIN
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

GARY M. RAETZ
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

STEVEN "SHAP" SHAPIRO
c/o Webridge, Inc.

225 SW Broadway, Suite 400
Portland, OR  97205

GARY A. WHITNEY
c/o Webridge, Inc.
225 SW Broadway, Suite 400
Portland, OR  97205

SYLVIA GIROUX
6123 SW Frances
Hillsboro, OR  97124